Subsequent Events	12 Months Ended
Mar. 31, 2026
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent Events

41. Subsequent Events

Agreement to acquire T&D Financial Life Insurance Company

On June 4th, 2026, the Company entered into the Share Purchase Agreement to purchase 70.2% of shares of T&D Financial Life Insurance Company. The consideration for the shares is expected to be approximately 132 billion yen. The acquisition is intended to add life insurance services to the Company’s financial services offering and to combine T&D Financial Life Insurance Company’s business platform with the Company’s digital platform and customer base. The consummation of the share acquisition is subject to regulatory approval and permits from the relevant authorities, the implementation of an IFRS transition plan at T&D Financial Life Insurance Company and other customary closing conditions.

As of the date of approval of these consolidated financial statements, the financial impact of the transaction cannot be reasonably estimated because the transaction has not yet been completed and the purchase price allocation and related assessments have not been finalized.

Extinguishment of Stock Options under the Trust-Type Stock Option Plan

On June 11, 2026, the knockout condition applicable to the trust-type stock option plan was triggered, resulting in the automatic extinguishment of all remaining outstanding stock options under the 2nd through 46th Series Stock Option plan. This was a non-adjusting subsequent event and had no material impact on the consolidated financial statements. In addition, the extinguishment of these stock options had no material impact on the calculation of diluted earnings per share.